UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

OHIO NATIONAL FUND, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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One Financial Way Montgomery, Ohio 45242 Post Office Box 237 Cincinnati, Ohio 45201-0237 Telephone: 513-794-6100

Ohio National Fund, Inc.

May 18, 2020

Dear Contract Owner:

You are receiving this proxy packet because you own an Ohio National or National Security variable annuity or variable life insurance contract (each, a “Contract”) and have contract values allocated to one or more Portfolios of Ohio National Fund, Inc. (the “Fund”).

A special meeting (“Meeting”) of the shareholders of each of the Portfolios of the Fund, will be held on June 22, 2020, at One Financial Way, Montgomery, Ohio 45242, beginning at 10:00 AM Eastern Time. At the Meeting, shareholders of the Portfolios will be asked to consider and act on a proposal to elect three Directors to the Board of Directors of the Fund (the “Proposal”).

The Proposal is subject to shareholder approval. As an owner of a Contract entitled to give voting instructions with respect to the Fund, you are being asked to instruct your insurance company (Ohio National or National Security) as to the manner in which the shares held by your Contract should be voted.

We encourage you to review the enclosed proxy and proxy-voting procedures, which will detail the matters to be voted on at the upcoming shareholder Meeting. Then you may complete your voting instruction card and return it in the enclosed postage-paid envelope, or provide voting instructions by telephone or over the internet by following the enclosed instructions.

In this packet, you will find:

●	Your proxy

●	Your voting instruction card

●	A postage-prepaid envelope

●	Notice of a special meeting of the shareholders of the Portfolios comprising Ohio National Fund, Inc.

Please review the enclosures and information noted above, which will detail the matters to be voted on at the Meeting and proxy-voting procedures. You may also contact us at 888.925.6446 if you have any questions about this proxy or your Contract.

The Board unanimously recommends that you vote for each of the Director nominees.

Voting Instructions

Your vote is important. Please take a moment now to provide us with your voting instructions. Please follow the steps on the enclosed voting instruction card(s) to instruct us by signing and returning the voting instruction card(s) in the enclosed postage pre-paid envelope, or provide voting instructions by telephone or over the internet by following the enclosed instructions. To request more information, please call us at 888.925.6446.

We look forward to receiving your voting instructions. Thank you for your attention to this matter.

Sincerely,

Michael J. DeWeirdt, President

Ohio National Fund, Inc.

One Financial Way
Montgomery, Ohio 45242

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held June 22, 2020

The Board of Directors of Ohio National Fund, Inc., an open-end management investment company organized as a Maryland corporation (the “Fund”), has called a special meeting of the shareholders of the ON Bond Portfolio, the ON BlackRock Balanced Allocation Portfolio, the ON BlackRock Advantage International Equity Portfolio (formerly ON International Equity Portfolio), the ON Foreign Portfolio, the ON Janus Henderson Forty Portfolio, the ON Janus Henderson Venture Portfolio, the ON Janus Henderson Enterprise Portfolio, the ON S&P 500® Index Portfolio, the ON Federated High Income Bond Portfolio, the ON BlackRock Advantage Large Cap Value Portfolio, the ON Nasdaq-100® Index Portfolio, the ON BlackRock Advantage Large Cap Core Portfolio, the ON BlackRock Advantage Small Cap Growth Portfolio, the ON S&P MidCap 400® Index Portfolio, the ON BlackRock Advantage Large Cap Growth Portfolio, the ON Risk Managed Balanced Portfolio, the ON Conservative Model Portfolio, the ON Moderately Conservative Model Portfolio, the ON Balanced Model Portfolio, the ON Moderate Growth Model Portfolio, and the ON Growth Model Portfolio; each a series (“Portfolio”) of the Fund, to be held at the offices of the Fund, One Financial Way, Montgomery, Ohio 45242 on June 22, 2020 at 10:00 a.m., Eastern Time, for the following purposes:

1.	To elect three Directors to the Board of Directors of Ohio National Fund, Inc.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”) and National Security Life and Annuity Company (“NSLAC”), each on behalf of their separate accounts (“Separate Accounts”), and Portfolios of the Fund are the only shareholders of the Portfolios. However, ONLIC, ONLAC and NSLAC each hereby solicit and agree to vote the shares of the Portfolios at the meeting in accordance with timely instructions received from owners of variable contracts having contract values allocated to one or more Separate Accounts invested in such shares.

Only shareholders of record at the close of business on April 28, 2020 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. As a variable contract owner of record at the close of business on the Record Date, you have the right to instruct ONLIC, ONLAC or NSLAC as to the manner in which shares of the Portfolios attributable to your variable contract should be voted.

A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the meeting or any adjournment(s) thereof, and a Voting Instruction Card(s) is enclosed for you to provide your voting instructions to ONLIC, ONLAC or NSLAC.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 22, 2020. A copy of the Notice of Shareholder Meeting and the Proxy Statement are available at vote.proxyonline.com/on/docs/2020meeting.pdf.

By Order of the Board of Directors

Michael J. DeWeirdt, President

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy voting instruction card and return it promptly in the accompanying envelope. You may also vote either by telephone or via the Internet by following the instructions on the enclosed proxy voting instruction card. Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person.

Ohio National Fund, Inc.

One Financial Way
Montgomery, Ohio 45242

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 22, 2020

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Directors”) of Ohio National Fund, Inc. (the “Fund”) for use at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at the Fund’s offices, One Financial Way, Montgomery, Ohio 45242 on June 22, 2020 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. We may choose to hold the Meeting virtually. If you plan to attend the Meeting, please send an email to attendameeting@astfinancial.com. Please include in that email your full name, and indicate that you wish to attend the “Ohio National” meeting. Information on how to attend the Meeting will be sent back to you. To receive a response in time for the Meeting, please send your email no later than 1:00 p.m. Eastern Time the day prior to the Meeting.

The Fund is soliciting proxies on behalf of the following series (each a “Portfolio” and collectively, the “Portfolios”) of the Fund:

ON Bond Portfolio	ON BlackRock Advantage Large Cap Core Portfolio
ON BlackRock Balanced Allocation Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio
ON BlackRock Advantage International Equity Portfolio	ON S&P MidCap 400® Index Portfolio
ON Foreign Portfolio	ON BlackRock Advantage Large Cap Growth Portfolio
ON Janus Henderson Forty Portfolio	ON Risk Managed Balanced Portfolio
ON Janus Henderson Venture Portfolio	ON Conservative Model Portfolio
ON Janus Henderson Enterprise Portfolio	ON Moderately Conservative Model Portfolio
ON S&P 500® Index Portfolio	ON Balanced Model Portfolio
ON Federated High Income Bond Portfolio	ON Moderate Growth Model Portfolio
ON BlackRock Advantage Large Cap Value Portfolio	ON Growth Model Portfolio
ON Nasdaq-100® Index Portfolio

The Board called the Meeting for the following purposes:

Proposals		Portfolios Voting
1.	To elect three Directors to the Board of Directors of Ohio National Fund, Inc.	All Portfolios
2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	All Portfolios

The Proxy Statement and accompanying materials, will be mailed to shareholders on or about May 18, 2020.

The Meeting has been called by the Board of Directors of the Fund for the election of three Directors to the Board of Directors. The Meeting has also been called for the transaction of such other business as may properly come before the Meeting or any adjournments thereof. Only shareholders of record at the close of business on April 28, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. This Meeting is deemed to be an annual meeting of shareholders for purposes of Maryland law. The Fund’s investment adviser is Ohio National Investments, Inc. (the “Adviser”), a wholly-owned subsidiary of The Ohio National Life Insurance Company (“ONLIC”), which serves as the Fund’s administrator.

The Adviser supplies business management services to the Portfolios and monitors the investment performance of each Portfolio’s sub-adviser. The investment and reinvestment of the assets of the ON Bond Portfolio and the fixed-income component of the ON BlackRock Balanced Allocation Portfolio are directly managed by the Adviser. The principal business address of the Adviser and ONLIC is One Financial Way, Montgomery, Ohio 45242.

The investment and reinvestment of the ON Janus Henderson Forty Portfolio assets, the ON Janus Henderson Venture Portfolio assets and the ON Janus Henderson Enterprise Portfolio assets are managed by Janus Capital Management LLC (“Janus”) as sub-adviser. The principal business address of Janus is 151 Detroit Street, Denver, Colorado 80206.

The investment and reinvestment of ON S&P 500® Index Portfolio, ON S&P MidCap 400® Index Portfolio, and ON Nasdaq-100® Index Portfolio assets are managed by Geode Capital Management, LLC (“Geode”) as sub-adviser. The principal business address of Geode is 100 Summer Street, 12th Floor, Boston, Massachusetts 02110.

The investment and reinvestment of ON BlackRock Advantage Large Cap Core Portfolio, ON BlackRock Advantage Small Cap Growth Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, the equity component of the ON BlackRock Balanced Allocation Portfolio, ON BlackRock Advantage International Equity Portfolio (formerly ON International Equity Portfolio), ON Foreign Portfolio and ON

BlackRock Advantage Large Cap Value Portfolio assets are managed by BlackRock Investment Management, LLC (“BlackRock”) as sub-adviser. The principal business address of BlackRock is 1 University Square, Princeton, New Jersey 08540.

The investment and reinvestment of ON Federated High Income Bond Portfolio assets are managed by Federated Investment Management Company (“Federated Investment”) as sub-adviser. The principal business address of Federated Investment is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated Advisory Services Company (“FASC”), an affiliate of Federated Investment, provides certain support services to Federated Investment. The fee for these services is paid by Federated Investment and not by the Fund. The principal business address of both Federated Investment and FASC is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

The investment and reinvestment of ON Risk Managed Balanced Portfolio assets are managed by AllianceBernstein L.P. (“AllianceBernstein”) as sub-adviser. The principal business address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105.

All the shares of the Fund are owned by ONLIC, Ohio National Life Assurance Corporation (“ONLAC”) (together with ONLIC called “Ohio National Life”), National Security Life and Annuity Company (“National Security” or “NSLAC”) and Portfolios of the Fund. If you are the owner of an Ohio National Life or National Security variable annuity or variable life insurance policy, you are not actually a Fund shareholder. Ohio National Life or National Security is the legal owner of the Fund shares represented by your variable contract values. However, Ohio National Life and National Security want you to return the Voting Instructions so that they can vote the Fund shares represented by your variable contract values in accordance with your instructions. The persons named as proxies in the enclosed Voting Instructions intend to vote all of the shares of the Fund proportionately in accordance with the instructions given by those contract owners who respond with their Voting Instructions. As a result, a small number of contract owners may determine the outcome.

Shareholders may send communications to the Board by sending an email to OhioNationalFund@ohionational.com. The Fund will forward to the Board any communications related to the Fund or its operations from shareholders that are directed to the Board or an individual Director.

A copy of the Fund’s most recent annual report, including financial statements and schedules, is available at no charge by sending a written request to Ohio National Fund, Inc., One Financial Way, Montgomery, Ohio 45242, by visiting www.ohionational.com, by calling 888.925.6446 or sending an email to OhioNationalFund@ohionational.com

PROPOSAL 1

ELECTION OF DIRECTORS

In this proposal, shareholders of the Portfolios are being asked to elect Christopher A. Carlson, Lawrence L. Grypp, and Geoffrey Keenan (each a “Nominee,” together the “Nominees”) to the Board of Directors of the Fund. Each Nominee has consented to his nomination and has agreed to serve on the Board of Directors for an indefinite term.

Mr. Grypp and Mr. Keenan are incumbent Directors, having been appointed to that position by the Board in December 2016 and January 2015, respectively. The Investment Company Act of 1940, as amended, (the “1940 Act”) requires a certain percentage of the Directors to have been elected by shareholders before the Board can appoint any new Directors. To facilitate future compliance with this requirement, the Board of Directors now proposes to have shareholders elect Mr. Grypp and Mr. Keenan to their current positions.

Mr. Carlson, Mr. Grypp, and Mr. Keenan were nominated by the incumbent Directors who are not “interested persons” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as “Independent Directors”). The Independent Directors approved the nominations of Mr. Carlson, Mr. Grypp, and Mr. Keenan at a meeting held on February 12, 2020. If elected Mr. Grypp and Mr. Keenan will be considered Independent Directors. Even if shareholders do not elect them, Mr. Grypp and Mr. Keenan will continue to serve in their current capacities pursuant to their appointment to the Board in December 2016 and January 2015, respectively. If elected, Mr. Carlson will assume office on or about July 1, 2020 and will be considered an interested Director.

Information about the Nominees and Incumbent Directors

Nominees

Information about the Nominees, including the number of Portfolios of the Fund that will be overseen by each Nominee, as well as his address, age, principal occupation, and other directorships (in public company, registered investment company or any company subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934) held during the past five years, is set forth in the following table:

Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund to be Overseen by Nominee	Other Directorships Held by the Nominee for Director During the Past 5 Years
Interested Director
Christopher A. Carlson Age 61[2]	Director Nominee	Indefinite; N/A	President/Vice Chairman (and other positions): Ohio National Financial Services (June, 1993-December, 2018)	26	None
Independent Directors
Lawrence L. Grypp Age 71	Director, Member of Audit and Independent Directors Committees	Indefinite; Since December 2016	Senior Business Advisor and Board Member: Goering Center for Family and Private Business (January 2018 – present); President: Goering Center for Family and Private Business (August 2008 – December 2017).	26	None
Geoffrey Keenan Age 61	Chairman, Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	Retired; Executive Vice President and Chief Operating Officer: Gateway Investment Advisers, LLC (1995-2013).	26	None

[1]	The mailing address of each officer and Director is: c/o Ohio National Fund, Inc. One Financial Way, Montgomery, Ohio 45242.

[2]

Christopher Carlson would be treated as an “interested” director of the Fund because he served as an executive officer of ONLIC, the Adviser’s parent, until 2018 and as a consultant for ONLIC through 2019.

Generally, the Fund believes that each Nominee is competent to serve because of his individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Interested Director Nominee

The Independent Directors concluded that Mr. Carlson should serve as a Director of the Fund because of his over 25 years of experience with ONLIC, including 12 years as Chief Investment Officer; his extensive experience in the industry and his unique familiarity with the Fund as a past President of the Adviser and the Fund.

Independent Director Nominees

The Independent Directors concluded that Mr. Grypp should serve as a Director of the Fund because of his years of experience in the financial industry including serving as president and chief executive officer of two major life insurance companies, serving as chairman of two national investment broker dealers and the chair of an investment committee of a premier health care provider in Ohio; and his unique familiarity with the Fund as an incumbent director.

The Independent Directors concluded that Mr. Keenan should serve as a Director of the Fund because of his extensive business and financial industry experience, including serving as an executive vice president and chief operating officer of a registered investment adviser and his unique familiarity with the Fund as an incumbent director.

The Fund does not believe any one factor is determinative in assessing a Director’s qualifications, but that the collective experience of the Nominees makes each highly qualified.

The following tables provide information regarding the incumbent Directors who are not Nominees, as well as the officers of the Fund.

Incumbent Interested Director and Officers

Name, Address[3] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund to be Overseen by Director	Other Directorships Held by Director During the Past 5 Years
John J. Palmer Age 80[4]	Director	Indefinite; Since July 1997	Insurance industry consultant (April 2010 to December 2015); Director: NSLAC (2002 – present).	26	Director: NSLAC (2002 – present).

Name, Address[3] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund to be Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Michael J. DeWeirdt Age 60	President	Indefinite; Since March 2017

Senior Vice President and Chief Product Officer: ONLIC (September 2018 -present); President: NSLAC (May 2016 – present); Senior Vice President and Head of Annuities SBU: ONLIC (January 2016 – September 2018); Senior Vice President, Chief Risk Officer: ONLIC (September 2015 – December 2015); Senior Vice President, Capital and Financial Risk Management: ONLIC (December 2012 – September 2015)

				N/A	N/A
Paul J. Gerard Age 60	Vice President	Indefinite; Since March 2016	Senior Vice President and Chief Investment Officer: ONLIC and NSLAC (January 2016 - present); Senior Vice President, Investments: ONLIC (July 2012-December 2015)	N/A	N/A

Name, Address[3] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund to be Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Keith Dwyer Age 47	Chief Compliance Officer	Indefinite; Since August 2016

Second Vice President, Fund Compliance: ONLIC (August 2016 - present); Director, Fund Compliance: ONLIC (January 2015 - August 2016); Administrator, Fund Compliance: ONLIC (January 2014 - January 2015); Compliance Analyst: ONLIC (April 2013 - January 2014); Chief Compliance Officer: ONI and other Ohio National-affiliated companies (August 2016 - present); Chief Compliance Officer: Fiduciary Capital Management (“FCM”) (August 2016 – December 2017); Chief Compliance Officer: Suffolk Capital Management, LLC (“Suffolk”) (August 2016 - December 2016); Interim Chief Compliance Officer: ONI, Suffolk, FCM and other Ohio National-affiliated companies (November 2015 - August 2016).

				N/A	N/A
R. Todd Brockman Age 51	Treasurer	Indefinite; Since August 2004	Vice President, Mutual Funds: ONLIC and NSLAC (February 2014-present); Treasurer: ONI (August 2004 - present).	N/A	N/A

Name, Address[3] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund to be Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Kimberly A. Plante Age 46	Secretary	Indefinite; Since March 2005

Vice President and Counsel: ONLIC (November 2017-present); Second Vice President and Counsel: ONLIC (January 2016-November 2017); Senior Associate Counsel: ONLIC (January 2011-January 2016); Secretary: ONI; Officer of various other Ohio National-affiliated companies.

				N/A	N/A
Daniel P. Leming Age 34	Assistant Treasurer	Indefinite; Since March 2016

Director, Fund Operations and Analysis: ONLIC (July 2018 - present); Assistant Director, Fund Operations and Analysis: ONLIC (December 2016 – June 2018); Manager, Fund Operations and Analysis: ONLIC (February 2016 - December 2016); Sr. Mutual Fund Reporting & Operations Analyst: ONLIC (May 2012 - February 2016).

				N/A	N/A

[3]	The mailing address of each officer and Director is: c/o Ohio National Fund, Inc. One Financial Way, Montgomery, Ohio 45242.

[4]	John Palmer is treated as an “interested” director of the Fund because he is a director of an affiliate of the Adviser.

Incumbent Independent Directors

Name, Address[5] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund to be Overseen by Director	Other Directorships Held by Director During the Past 5 Years
George M. Vredeveld Age 77	Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	Professor Emeritus, Finance: University of Cincinnati (January 2014-present); Honorary Consul: Republic of Bulgaria (2019-present)	26	None
Geoffrey Keenan Age 61	Chairman, Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	Retired; Executive Vice President and Chief Operating Officer: Gateway Investment Advisers, LLC (1995-2013).	26	None
Madeleine W. Ludlow Age 65	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	Founder/Managing Director: West Capital Partners LLC (2010-present); Director, ALLETE, Inc. (2004 – present)	26	None
Lawrence L. Grypp Age 71	Director, Member of Audit and Independent Directors Committees	Indefinite; Since December 2016	Senior Business Advisor and Board Member: Goering Center for Family and Private Business (January 2018 – present); President: Goering Center for Family and Private Business (August 2008 – December 2017).	26	None

[5]	The mailing address of each officer and Director is: c/o Ohio National Fund, Inc. One Financial Way, Montgomery, Ohio 45242.

None of the Directors directly owns shares of the Fund. All Fund shares are owned by separate accounts of ONLIC, ONLAC and NSLAC or Portfolios of the Fund. As of December 31, 2019, with the exception of Mr. Palmer and Mr. Carlson, the Directors and Nominees owned no variable contracts issued by ONLIC, ONLAC or NSLAC that would entitle them to give voting instructions with respect to any of the outstanding shares of the Fund. The following table shows the dollar range of the shares beneficially owned by each Director or Nominee, including Mr. Palmer and Mr. Carlson, as of December 31, 2019:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund Subject to Voting Instructions

Aggregate Dollar Range of Equity
Securities in All Registered Investment
Companies Overseen or to be Overseen
by Incumbent Director or Nominee
in Family of Investment Companies
Subject to Voting Instructions

Independent Directors/Nominees
Lawrence L. Grypp	NONE	NONE
Geoffrey Keenan	NONE	NONE
Madeleine W. Ludlow	NONE	NONE
George M. Vredeveld	NONE	NONE

Interested Director/Nominee
John J. Palmer	C	C
Christopher A. Carlson	D	D

*	Ranges: None

A= $1 to $10,000

B= $10,001 to $50,000

C= $50,001 to $100,000

D= over $100,000

Director Compensation

The following table sets forth information regarding compensation of Directors by the Fund for the fiscal year ended December 31, 2019.

Director	Aggregate Compensation From the Fund
Lawrence L. Grypp	$155,000
Madeleine W. Ludlow	$160,000
Geoffrey Keenan	$170,000
John J. Palmer	$155,000
George M. Vredeveld	$161,250

Officers of the Fund who are employees or officers of the Adviser, ONLIC, ONLAC or NSLAC receive no compensation from the Fund. The Fund has no pension, retirement or deferred compensation plan for its directors or officers.

Board Leadership Structure

Geoffrey Keenan currently serves as Chairman. Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman. The Chairman develops the agenda of each meeting together with management; and chairs the meetings of the Independent Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Directors have determined that the Board’s leadership structure is appropriate given the Fund’s characteristics and circumstances.

Board Risk Oversight

Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Adviser, sub-advisers, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and Independent Directors’ counsel, as appropriate, regarding risks faced by the Fund and the risk management programs of the Adviser and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Fund’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Fund’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Directors. The actual day-to-day risk management with respect to the Fund resides with the Adviser, sub-advisers and other service providers to the Fund. Although the risk management policies of the Adviser, sub-advisers and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. The Board met five times in 2019.

Board Committees

The Board has no special nominating or compensation committees. These functions are the responsibility of the Board’s Independent Directors Committee. The Independent Directors Committee meets periodically with the Independent Directors’ own independent legal counsel to review matters of Fund governance. The Independent Directors also review investment advisory agreements and sub-advisory agreements before the Fund or Adviser enters into those agreements and at least once each year to consider whether or not those agreements should be continued. The Independent Directors Committee held four regularly-scheduled meetings in 2019. All members attended those meetings. In addition to their formal committee meetings, the Independent Directors and their independent legal counsel confer informally from time to time to discuss issues related to the responsibilities of the Independent Directors.

The Independent Directors also constitute the Board’s Audit Committee. The Audit Committee is responsible for recommending to the entire Board the engagement or discharge of the Fund’s independent registered public accounting firm. The Audit Committee meets at least twice a year with the independent registered public accounting firm to review the results of the auditing engagement and to discuss the independent registered public accounting firm’s audit plan for the next ensuing year-end audit of the Fund’s financial reports. The Audit Committee met two times in 2019. The Audit Committee has elected Ms. Ludlow as its Chairman. Ms. Ludlow has been designated by the Board as an “Audit Committee financial expert.”

The Board of Directors of the Fund, including the Independent Directors, unanimously recommends that shareholders of each Portfolio vote “FOR” the election of the nominees to the Board of Directors.

OTHER INFORMATION
OPERATION OF THE PORTFOLIOS

Each Portfolio is a diversified series of Ohio National Fund, Inc., an open-end investment management company organized as a Maryland corporation on November 2, 1982. The Fund’s principal executive offices are located at One Financial Way, Montgomery, OH 45242. The Board of Directors supervises the business activities of the Portfolios. Like other mutual funds, the Portfolios retain various organizations to perform specialized services. The various Portfolios retain the following investment advisers and subadvisers: Ohio National Investment, Inc., Federated Investment Management Company, Geode Capital Management, LLC, Janus Capital Management LLC, BlackRock Investment Management, LLC, and AllianceBernstein L.P. State Street Bank and Trust Company is the Fund’s accounting agent and custodian for all Portfolios. It is located at 801 Pennsylvania Street, Kansas City, Missouri 64105. For assets held outside the United States, the custodian enters into subcustodial agreements.

VOTING INSTRUCTIONS

The ONLIC, ONLAC and NSLAC, each on behalf of its separate accounts (each a “Separate Account”), and Portfolios of the Fund are the only shareholders of the Fund. Each Separate Account is a segregated asset account established by ONLIC, ONLAC or NSLAC and each is registered with the SEC under the 1940 Act as a unit investment trust. Premiums paid by an owner of a variable contract may be allocated to one or more of the subaccounts of each Separate Account. Each subaccount invests in Shares corresponding to a Portfolio of the Fund.

This Proxy Statement is being furnished to the owners of the variable contracts on behalf of the Board in connection with the solicitation by ONLIC, ONLAC and NSLAC of voting instructions from variable contract owners indirectly invested in each Portfolio in connection with the Meeting. The Board has called the Meeting to consider the Proposal indicated on the cover page of the Proxy Statement. ONLIC, ONLAC and NSLAC will vote the Portfolio shares at the Meeting in accordance with the instructions timely received from persons entitled to give voting instructions under variable contracts funded through the Separate Accounts. Variable contract owners have the right to instruct ONLIC, ONLAC or NSLAC as to the number of Shares (and fractional shares) which are attributable to their contract and that are held by the Separate Accounts. All properly executed Voting Instruction Cards received by ONLIC, ONLAC or NSLAC by the Meeting will be counted for purposes of voting at the Meeting.

ONLIC, ONLAC and NSLAC will vote Shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those interests for which instructions are timely received. If a signed Voting Instruction Card is received that does not specify a choice, ONLIC, ONLAC and NSLAC will consider its timely receipt as an instruction to vote in favor of each Nominee. As a result of this voting process, a relatively small number of variable contract owners can determine the outcome of the votes.

In certain circumstances, ONLIC, ONLAC and NSLAC have the right to disregard voting instructions from certain variable contract owners, although ONLIC, ONLAC and NSLAC do not believe that these circumstances exist with respect to the matters currently before shareholders. Variable contract owners may revoke voting instructions given to ONLIC, ONLAC or NSLAC at any time prior to the Meetings by notifying the Fund in writing at: Ohio National Fund, Inc., Attn: Secretary, One Financial Way, Montgomery, Ohio 45242.

VOTING SECURITIES AND VOTING

Each Portfolio is a separate class of shares, 100% of which are owned of record by ONLIC, ONLAC, NSLAC or other Portfolios of the Fund. The address of each is One Financial Way, Montgomery, Ohio 45242. As of April 28, 2020, there were 542,110,560 shares issued and outstanding. The following owned the respective percentage of shares as of the Record Date:

Owner	Percentage Owned
ONLIC	78.04%
ONLAC	0.72%
NSLAC	0.69%
ON Conservative Model Portfolio	0.26%
ON Moderately Conservative Model Portfolio	0.93%
ON Balanced Model Portfolio	5.49%
ON Moderate Growth Model Portfolio	11.22%
ON Growth Model Portfolio	2.67%

As of the Record Date, the following shares of beneficial interest of the Portfolios were issued and outstanding:

Name of Portfolio	Shares Outstanding
ON Bond Portfolio	13,826,777
ON BlackRock Balanced Allocation Portfolio	15,319,521
ON BlackRock Advantage International Equity Portfolio (formerly ON International Equity Portfolio)	31,492,332
ON Foreign Portfolio	1,524,003
ON Janus Henderson Forty Portfolio	6,871,769
ON Janus Henderson Venture Portfolio	4,966,824
ON Janus Henderson Enterprise Portfolio	2,227,362
ON S&P 500® Index Portfolio	35,024,451
ON BlackRock Advantage Large Cap Value Portfolio	17,586,597
ON Federated High Income Bond Portfolio	8,985,557
ON Nasdaq-100® Index Portfolio	15,962,696
ON BlackRock Advantage Large Cap Core Portfolio	12,398,919
ON BlackRock Advantage Small Cap Growth Portfolio	6,518,098
ON S&P MidCap 400® Index Portfolio	25,752,542
ON BlackRock Advantage Large Cap Growth Portfolio	3,711,724
ON Risk Managed Balanced Portfolio	25,527,152
ON Conservative Model Portfolio	6,943,715
ON Moderately Conservative Model Portfolio	19,097,141
ON Balanced Model Portfolio	92,638,006
ON Moderate Growth Model Portfolio	161,025,262
ON Growth Model Portfolio	34,710,112

Each Portfolio’s shares have identical voting rights. Shareholders are entitled to one vote for each share and proportional fractional votes for fractional shares. The presence, in person or by proxy, of the holders of at least one third of the votes entitled to be cast at the Meeting shall constitute a quorum. Because ONLIC, ONLAC and NSLAC, through the Separate Accounts, and other Portfolios of the Fund are the holders of record of all of the outstanding Shares, each Portfolio expects all such Shares to be present at the Meeting. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted FOR the approval of the proposal.

All shareholders of record of each Portfolio on the Record Date are entitled to vote at the Meeting. Approval of Proposal 1 requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, vacant Director positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled. Because each Portfolio is a series of the Fund, with respect to Proposal 1, votes will be counted together with the votes of shareholders of the other Portfolios of the Fund. Cumulative voting is not permitted.

Abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum but will not be counted as a vote in favor of any proposal. Brokers who hold shares in street name for customers generally have discretionary authority to vote on “routine” proposals when they have not received instructions from the beneficial owners of those shares. The election of Directors is a “routine” proposal and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by their brokers in favor of Proposal 1. Because Directors are elected by a plurality, non-votes and abstentions will have no effect on Proposal 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of December 31, 2019, the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Portfolios listed because they possessed voting or investment power with respect to such shares:

Name of Portfolio	Name and Address of Beneficial Owner*	Percentage of Outstanding Shares of the Portfolio
ON Bond Portfolio	The Ohio National Life Insurance Company ON Moderately Conservative Model Portfolio ON Balanced Model Portfolio ON Moderate Growth Model Portfolio	46.16% 5.37% 19.09% 23.63%
ON BlackRock Balanced Allocation Portfolio	The Ohio National Life Insurance Company	94.77%
ON BlackRock Advantage International Equity Portfolio (formerly ON International Equity Portfolio)	The Ohio National Life Insurance Company ON Balanced Model Portfolio ON Moderate Growth Model Portfolio ON Growth Model Portfolio	25.97% 17.54% 41.37% 10.98%
ON Foreign Portfolio	The Ohio National Life Insurance Company Ohio National Life Assurance Corporation	92.23% 7.07%
ON Janus Henderson Forty Portfolio	The Ohio National Life Insurance Company ON Balanced Model Portfolio ON Moderate Growth Model Portfolio ON Growth Model Portfolio	33.54% 11.26% 39.83% 11.01%

Name of Portfolio	Name and Address of Beneficial Owner*	Percentage of Outstanding Shares of the Portfolio
ON Janus Henderson Venture Portfolio	The Ohio National Life Insurance Company Ohio National Life Assurance Corporation ON Moderate Growth Model Portfolio ON Growth Model Portfolio	54.08% 6.99% 25.28% 10.17%
ON Janus Henderson Enterprise Portfolio	The Ohio National Life Insurance Company Ohio National Life Assurance Corporation ON Balanced Model Portfolio ON Moderate Growth Model Portfolio	57.01% 8.70% 10.08% 17.83%
ON S&P 500® Index Portfolio	The Ohio National Life Insurance Company ON Balanced Model Portfolio ON Moderate Growth Model Portfolio ON Growth Model Portfolio	46.58% 12.91% 27.73% 6.13%
ON BlackRock Advantage Large Cap Value Portfolio	The Ohio National Life Insurance Company ON Balanced Model Portfolio ON Moderate Growth Model Portfolio ON Growth Model Portfolio	20.00% 20.75% 42.81% 9.47%
ON Federated High Income Bond Portfolio	The Ohio National Life Insurance Company ON Moderately Conservative Model Portfolio ON Balanced Model Portfolio ON Moderate Growth Model Portfolio	42.29% 6.73% 22.32% 19.74%
ON Nasdaq-100® Index Portfolio	The Ohio National Life Insurance Company ON Balanced Model Portfolio ON Moderate Growth Model Portfolio ON Growth Model Portfolio	59.80% 6.28% 22.23% 8.60%
ON BlackRock Advantage Large Cap Core Portfolio	The Ohio National Life Insurance Company Ohio National Life Assurance Corporation ON Balanced Model Portfolio ON Moderate Growth Model Portfolio ON Growth Model Portfolio	60.79% 6.73% 5.15% 18.22% 5.04%
ON BlackRock Advantage Small Cap Growth Portfolio	The Ohio National Life Insurance Company ON Balanced Model Portfolio ON Moderate Growth Model Portfolio ON Growth Model Portfolio	46.66% 10.83% 28.72% 9.53%

Name of Portfolio	Name and Address of Beneficial Owner*	Percentage of Outstanding Shares of the Portfolio
ON S&P MidCap 400® Index Portfolio	The Ohio National Life Insurance Company ON Balanced Model Portfolio ON Moderate Growth Model Portfolio ON Growth Model Portfolio	12.81% 24.59% 47.85% 11.54%
ON BlackRock Advantage Large Cap Growth Portfolio	The Ohio National Life Insurance Company ON Balanced Model Portfolio ON Moderate Growth Model Portfolio ON Growth Model Portfolio	14.91% 19.59% 51.98% 11.50%
ON Risk Managed Balanced Portfolio	The Ohio National Life Insurance Company	98.11%
ON Conservative Model Portfolio	The Ohio National Life Insurance Company	99.50%
ON Moderately Conservative Model Portfolio	The Ohio National Life Insurance Company	99.94%
ON Balanced Model Portfolio	The Ohio National Life Insurance Company	99.86%
ON Moderate Growth Model Portfolio	The Ohio National Life Insurance Company	99.90%
ON Growth Model Portfolio	The Ohio National Life Insurance Company	99.92%

*	The address of each is One Financial Way, Montgomery, OH 45242.

SECURITY OWNERSHIP OF MANAGEMENT

To the best knowledge of the Fund, there were no Directors, Nominees or officers of the Fund who were the owners of more than 1% of the outstanding shares of a Portfolio on the Record Date.

SHAREHOLDER PROPOSALS

The Fund has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Fund’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Michael J. DeWeirdt, One Financial Way, Montgomery, OH 45242. Because the Fund has never received a shareholder proposal or a Director nomination from a shareholder, the Fund has not adopted a written policy regarding consideration of shareholder proposals or Director nominees recommended by shareholders. The Board of Directors of the Fund is not aware of any other matters to come before the Meeting.

COST OF SOLICITATION

The Board of Directors of the Fund is making this solicitation of voting instructions. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the voting instructions and any additional materials relating to the Meeting, which is anticipated to total between $90,000 and $120,000, will be borne by the Fund. Certain officers, employees and agents of the Fund and ONLIC or its affiliates may solicit voting instructions in person or by telephone, facsimile transmission or mail, or other electronic means, for which they will not receive any special compensation.

OTHER MATTERS

The Fund’s Board of Directors knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

DELIVERY OF VOTING INSTRUCTIONS

If you and another contract owner share the same address, the Fund may only send one Proxy Statement unless you or the contract owner(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Fund at 888.925.6446, or write the Fund at One Financial Way, Montgomery, OH 45242.

A copy of the Notice of Shareholder Meeting and the Proxy Statement are available at vote.proxyonline.com/on/docs/2020meeting.pdf.

BY ORDER OF THE BOARD OF DIRECTORS

Michael J. DeWeirdt
President
Dated: May 18, 2020

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD.

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PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER 12345678910

OHIO NATIONAL FUND, INC.

[INSURANCE COMPANY NAME HERE]

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE INSURANCE COMPANY ON BEHALF OF THE BOARD OF DIRECTORS OF OHIO NATIONAL FUND, INC. The undersigned hereby instructs the above-named Insurance Company to vote at the Meeting of Shareholders on June 22, 2020, and at any and all adjournment(s) thereof, all of the shares of the Portfolios attributable to his or her contract or interest therein and held in the Insurance Company separate account in favor of each nominee.

If you fail to return your proxy ballot for any individual ballot for any Portfolio(s) or return the ballot for any Portfolio(s) unsigned, the Insurance Company will, to the extent required, vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio(s) actually received from contract owners in the separate account. By signing on the reverse side, the signer acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated May 18, 2020 If you plan to attend the shareholder meeting, please send an email to attendameeting@astfinancial.com Please include in that email your full name, and indicate that you wish to attend the "Ohio National" meeting. Information on how to attend the meeting will be sent back to you. To receive a response in time for the meeting, please send your email no later than 1 p.m. Eastern time the day prior to the meeting.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 22, 2020. The proxy statement for this meeting is available at:

vote.proxyonline.com/on/docs/2020meeting.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

[APPLICABLE PORTFOLIO NAME INSERTED HERE]

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this card. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian), the individual must provide his or her full title following the signature.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

If you fail to return this Voting Instruction Card or return it unsigned, the insurance company will, to the extent required, vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio(s) actually received from contract owners in the separate account. By signing below, the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated May 18, 2020.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL NOMINEES.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

1. To elect the following three individuals as Directors:

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	○	○	○

1. Christopher A. Carlson
2. Lawrence L. Grypp
3. Geoffrey Keenan

To withhold authority to vote for any individual nominee write the number(s) of the nominee(s) on the line below.

____

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]